UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HILL INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 30, 2022, Hill International, Inc., a Delaware corporation (the “Company”), filed its definitive proxy statement (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the special meeting of stockholders of the Company to be held at One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, Pennsylvania on Wednesday, November 2, 2022, at 10:00 a.m. Eastern Time, to, among other things, seek approval of the Amended and Restated Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “merger agreement”) with Global Infrastructure Solutions Inc., a Delaware corporation (“Parent”), and Liberty Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for, subject to the satisfaction or waiver of specified conditions set forth therein, the acquisition of the Company by Parent. Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent.

As previously disclosed, following the announcement of the merger, one complaint was filed in federal court in the Southern District of New York naming the Company and members of its board of directors as defendants, and the Company has received demand letters from purported stockholders of the Company that contain claims similar to those in the complaint. On October 19, 2022, an additional lawsuit captioned Brian Dixon v. Hill International, Inc. et al., Case No. 1:22-cv-01374, was filed in the United States District Court for the District of Delaware, and on October 21, 2022, another lawsuit captioned Sean Riley v. Hill International, Inc. et al., Case No. 1:22-cv-08983, was filed in the United States District Court for the Southern District of New York.

The Company believes that the claims asserted in the complaints and demand letters are without merit and that no supplemental disclosure to the Definitive Proxy Statement is required under any applicable rule, statute, regulation or law. However, to, among other things, eliminate the burden, inconvenience, expense, risk and disruption of continuing litigation, and without admitting liability or wrongdoing, the Company has determined that it will make the below supplemental disclosures (the “Supplemental Disclosure”). Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The Company Board continues to recommend unanimously that you vote “FOR” the proposals being considered at the Company’s special meeting of stockholders.

Important information concerning the merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as a part of, and in conjunction with, the information set forth in the Supplemental Disclosure.

If you have any questions concerning the merger, the Definitive Proxy Statement or this Supplemental Disclosure, would like additional copies or need help voting your shares of the Company’s common stock, please contact the Company’s proxy solicitor, MacKenzie Partners, Inc., as follows:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

(800) 322-2885 (Toll Free)

proxy@mackenziepartners.com (E-Mail Address)

SUPPLEMENTAL DISCLOSURE TO DEFINITIVE PROXY STATEMENT

The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplement differs from or updates information contained in the Definitive Proxy Statement, the information in this supplement shall supersede the information in the Definitive Proxy Statement. All page references are to pages of the Definitive Proxy Statement, and all terms used below, unless otherwise defined, shall have the meanings set forth in the Definitive Proxy Statement.

The following disclosure is added after the first full paragraph on page 8:

On October 19, 2022, an additional lawsuit captioned Brian Dixon v. Hill International, Inc. et al., Case No. 1:22-cv-01374, was filed in the United States District Court for the District of Delaware, and on October 21, 2022, another lawsuit captioned Sean Riley v. Hill International, Inc. et al., Case No. 1:22-cv-08983, was filed in the United States District Court for the Southern District of New York (the “Additional Complaints”). The Additional Complaints contain substantially similar allegations and claims for relief as the Stein Complaint. The Company and the Company Board believe that the claims asserted in the Additional Complaints are without merit.

The following disclosure is added as the last sentence in the second full paragraph on page 22:

The confidentiality agreement contained a standstill provision and a customary “don’t ask/don’t waive” provision prohibiting GISI from requesting that the Company amend or waive the standstill provisions. All executed confidentiality agreements with other potential acquirers contained similar “don’t ask, don’t waive” provisions and none of such confidentiality agreements prohibited the making of any confidential, non-public proposals to the Company Board for a potential transaction with the Company.

The following disclosure is added as the last sentence in the last full paragraph on page 35:

To Hill’s knowledge, during the negotiations between Hill and GISI, no commitments were made for continued employment of any member of Hill executive management.

The following disclosure is added after the third sentence in the last paragraph on page 35:

Representatives of Houlihan Lokey disclosed to the Company Board that Houlihan Lokey has provided valuation services to GISI in the past, that the members of the team advising the Company in connection with the merger were not involved in the delivery of such services to GISI, and that Houlihan Lokey was not representing GISI in connection with the merger.

The following disclosure replaces in its entirety the table on page 43: under “Selected Companies Analysis”:

Company	Enterprise Value LTM		Enterprise Value 2022E		Enterprise Value 2023E
AECOM	13.2	x	13.0	x	12.0	x
Bureau Veritas SA	14.1	x	11.7	x	11.0	x
Fluor Corporation	9.1	x	7.1	x	6.7	x
Jacobs Engineering Group Inc.	14.2	x	14.4	x	13.1	x
KBR, Inc.	15.1	x	13.5	x	11.7	x
NV5 Global, Inc.	18.7	x	16.1	x	15.1	x
RPS Group plc1	14.9	x	11.4	x	10.8	x
SNC-Lavalin Group Inc.	17.9	x	10.7	x	8.9	x
Stantec Inc.	18.2	x	12.2	x	11.2	x
Worley Limited	13.1	x	12.2	x	10.9	x
WSP Global Inc.	17.9	x	13.2	x	10.8	x
Granite Construction Incorporated	11.8	x	7.6	x	5.2	x
MasTec, Inc.	12.0	x	11.6	x	8.3	x
Matrix Service Company	NMF		NMF		4.9	x
Primoris Services Corporation	7.6	x	6.6	x	5.4	x
Quanta Services, Inc.	17.6	x	15.5	x	14.1	x
Skanska AB	6.2	x	6.7	x	6.7	x
Sterling Infrastructure, Inc.	6.7	x	6.0	x	5.6	x
Tutor Perini Corporation	NMF		NMF		3.5	x

The following disclosure replaces in its entirety the table on page 44: under “Selected Transactions Analysis”:

Date Announced	Target	Acquiror	Transaction Value/ LTM Adjusted EBITDA
8/8/2022	RPS Group plc	WSP Global Inc.	14.7	x
7/25/2022	Infrastructure and Energy Alternatives, Inc.	MasTec, Inc.	9.1	x
6/27/2022	PLH Group, Inc.	Primoris Services Corporation	8.7	x
12/20/2021	Henkels & McCoy Group, Inc.	MasTec, Inc.	8.6	x
11/7/2019	Quantum Spatial, Inc.	NV5 Global, Inc.	13.7	x
9/3/2019	APi Group Inc.	J2 Acquisition Limited	7.8	x
10/21/2018	Energy, Chemicals and Resources Business of Jacobs Engineering	WorleyParsons Ltd.	11.3	x
7/30/2018	Berger Group Holdings, Inc.	WSP Global Inc.	8.9	x
3/28/2018	Willbros Group, Inc.	Primoris Services Corporation	NMF
2/14/2018	Layne Christensen Company	Granite Construction Incorporated	14.5	x
12/18/2017	Chicago Bridge & Iron Company	McDermott International, Inc.	NMF
8/2/2017	CH2M HILL Companies, Ltd.	Jacobs Engineering Group Inc.	10.0	x
4/3/2017	WS Atkins plc (nka:WS Atkins Limited)	SNC-Lavalin Group Inc.	10.2	x
3/31/2017	TRC Companies, Inc.	New Mountain Capital, LLC; New Mountain Partners IV, L.P.	13.0	x
3/13/2017	Amec Foster Wheeler plc	John Wood Group PLC	9.6	x
2/28/2017	Capital Services division of CB&I	Veritas Capital	8.3	x
5/23/2016	Wyle Inc.	KBR Holdings, LLC	8.5	x
3/29/2016	MWH Global, Inc.	Stantec Inc.	9.5	x

The following disclosure replaces in its entirety the tables on page 47:

The following table sets forth the estimated amounts of the Net Income, EBITDA and Adjusted EBITDA for the Company for the fiscal year ending December 31, 2022 (amounts may reflect rounding):

($ millions)	2022E
Operating Profit	19.6
Foreign Exchange	-
Other (Income) Expense	0.4
Interest Expense	5.0
Income Tax	7.0
Net Income	7.2
Interest Expense & Income Tax	12.0
Depreciation & Amortization	2.5
EBITDA	21.7
Unrealized Foreign Exchange	-
Stock Compensation	2.2
Brazil	-
South Africa Claims Group Tax	0.08
Libya Collection	-
Other	0.02
Adjusted EBITDA	24.0

The following table sets forth the estimated amounts of the Operating Profit, EBITDA and the Adjusted EBITDA, by region and on a consolidated basis, for the Company for the 2023 and 2024 fiscal years (amounts may reflect rounding):

2023E ($ millions)	Africa	APAC	Europe	Middle East	Americas	Corp	Hill Intl
Operating Profit	11.0	3.2	13.0	11.5	44.0	-	82.8
Back office SG&A	(0.7)	(0.5)	(4.5)	(3.5)	(10.1)	(37.9)	(57.1)
EBIT	10.3	2.7	8.6	8.1	33.9	(37.9)	25.7
Depreciation	0.1	0.1	0.3	0.3	0.5	1.5	2.8
EBITDA	10.4	2.8	8.8	8.4	34.5	(36.4)	28.5
Stock Comp	0.0	-	0.1	0.2	0.2	1.7	2.3
Unrealized FX	-	-	-	-	-	-	-
Other Adjustments	-	-	-	-	-	(0.4)	(0.4)
Adjusted EBITDA	10.4	2.8	8.9	8.6	34.7	(35.1)	30.4

2024E ($ millions)	Africa	APAC	Europe	Middle East	Americas	Corp	Hill Intl
Operating Profit	12.7	3.5	16.3	14.2	50.6	-	97.3
Back office SG&A	(0.7)	(0.5)	(4.7)	(3.6)	(10.6)	(39.8)	(59.9)
EBIT	12.0	3.1	11.6	10.5	40.0	(39.8)	37.4
Depreciation	0.1	0.1	0.3	0.3	0.6	1.6	3.1
EBITDA	12.1	3.1	11.9	10.9	40.6	(38.1)	40.5
Stock Comp	0.0	-	0.1	0.2	0.2	1.8	2.4
Unrealized FX	-	-	-	-	-	-	-
Other Adjustments	-	-	-	-	-	(0.4)	(0.4)
Adjusted EBITDA	12.1	3.1	12.0	11.1	40.8	(36.7)	42.5

Company Unlevered Free Cash Flow

	Projected Fiscal Year Ending December 31,
($ millions)	2022E	2023E	2024E	Terminal Year
Unlevered Free Cash Flow	4.2	14.6	20.5	26.8

The following disclosure is added after the first full paragraph on page 53:

On October 19, 2022, an additional lawsuit captioned Brian Dixon v. Hill International, Inc. et al., Case No. 1:22-cv-01374, was filed in the United States District Court for the District of Delaware, and on October 21, 2022, another lawsuit captioned Sean Riley v. Hill International, Inc. et al., Case No. 1:22-cv-08983, was filed in the United States District Court for the Southern District of New York (the “Additional Complaints”). The Additional Complaints contain substantially similar allegations and claims for relief as the Stein Complaint. The Company and the Company Board believe that the claims asserted in the Additional Complaints are without merit.

END OF SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company, Parent, and Merger Sub. A special meeting of the stockholders of the Company will be held on November 2, 2022, at 10:00 a.m., Eastern Time, to seek stockholder approval in connection with the merger. The Company has filed with the SEC a preliminary proxy statement, the Definitive Proxy Statement and other relevant documents in connection with the Merger. The Company filed the Definitive Proxy Statement with the SEC on September 30, 2022 and the Definitive Proxy Statement contains important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT, MERGER SUB, AND THE MERGER. Investors may obtain a free copy of these materials and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at https://www.hillintl.com or by sending a written request to Hill International, Inc., One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, PA, 19103, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and team members may be deemed to be participants in soliciting proxies from its stockholders in connection with the merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the merger is set forth in the Definitive Proxy Statement. Additional information regarding these individuals and any direct or indirect interests they may have in the merger is set forth in the Definitive Proxy Statement. Forward Looking Statements information relating to the foregoing can also be found in the Definitive Proxy Statement. To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Cautionary Statement Concerning Forward-Looking Information

This Supplemental Disclosure, the Definitive Proxy Statement and the documents incorporated into it by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company including, but not limited to, statements related to the proposed acquisition of the Company and the anticipated timing, results and benefits thereof; and statements regarding the expectations and beliefs of the Company Board and management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond the Company’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s ability to complete the merger on the proposed terms or on the anticipated timeline, or at all, including:

●	risks and uncertainties related to securing the necessary regulatory and stockholder approvals and the satisfaction of other closing conditions to consummate the merger;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

●	risks related to diverting the attention of Company management from ongoing business operations;

●	risk that the proposed merger disrupts the Company’s current operations;

●	significant transaction costs and/or unknown or inestimable liabilities;

●	the risk of stockholder litigation in connection with the merger, including resulting expense or delay;

●	disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, suppliers or other third parties;

●	effects relating to the announcement of the merger or any further announcements or the consummation of the merger on the market price of the Company’s common stock;

●	the effect of the announcement or pendency of the merger on the Company’s ability to retain and hire key personnel and other employees or the Company’s business relationships (including customers and suppliers), operating results and business generally;

●	limitations placed on the Company’s ability to operate its business under the merger agreement;

●	the occurrence of any event that could give rise to the termination of the merger agreement, including under circumstances that require the Company to pay Parent a termination fee;

●	regulatory initiatives and changes in tax laws;

●	the impact of the COVID-19 pandemic on the operations and financial results of the Company

●	market volatility;

●	the financial performance of the Company through the completion of the merger;

●	general economic conditions; an

●	other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and future filings and reports by the Company.

All of the forward-looking statements in this Supplemental Disclosure and the Definitive Proxy Statement are qualified by the information contained or incorporated by reference into this Supplemental Disclosure and the Definitive Proxy Statement. See the sections entitled “Additional Information About the Merger and Where to Find It” above and “Where You Can Find More Information” beginning on page 85 of the Definitive Proxy Statement.

Moreover, other risks and uncertainties of which the Company is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The Company cautions investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements.

The forward-looking statements in this Supplemental Disclosure and the Definitive Proxy Statement are made only as of the date hereof and thereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.